BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
CURRENT ASSETS:
Cash and cash equivalents	$ 8,560	$ 8,722
Investment in BioCancell (Note 4)	50	85
Other current assets	123	25
Total current assets	8,733	8,832
Property and equipment, net	67	88
Total assets	8,800	8,920
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES (Note 10a)	226	184
Total current liabilities	$ 226	$ 184
SHAREHOLDERS' EQUITY (Note 7):
Share capital - Ordinary shares no par value - Authorized: 16,666,667 shares at December 31, 2014 and 2015; Issued: 10,345,912 and 11,325,912 at December 31, 2014 and 2015 respectively; Outstanding: 8,898,861 and 9,878,861 at December 31, 2014 and 2015 respectively.
Additional paid-in capital	$ 147,444	$ 146,721
Treasury shares, at cost, 1,447,051 Ordinary shares at December 31, 2014 and 2015	(1,065)	(1,065)
Accumulated deficit	(137,805)	(136,920)
Total shareholders' equity	8,574	8,736
Total liabilities and shareholders' equity	$ 8,800	$ 8,920